SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 25, 2004
 Date of Report (Date of earliest event reported)

AMERICAN EAGLE OUTFITTERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

0-23760	13-2721761
(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive	15086-7528
Warrendale, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 776-4857
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits

	Exhibit No.	Description
	99.1	Press Release dated May 25, 2004

ITEM 9.	Regulation FD Disclosure.
On May 25, 2004 American Eagle Outfitters, Inc. (the "Company") issued a press release announcing the appointments of Dennis Parodi to the position of Senior Vice President of Real Estate in addition to his current role as COO/Vice President of the New York office and Michael Leedy to the position of Chief Marketing Officer. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.

Dated: May 26, 2004	By:	/s/ Dale E. Clifton
	Name:	Dale E. Clifton
Vice President - Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 25, 2004